Rule 497(e)

Registration Nos. 333-210186 and 811-23147

FIRST TRUST EXCHANGE-TRADED FUND VIII
(the “Trust”)

FIRST TRUST TCW SECURITIZED PLUS ETF
(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS

DATED MARCH 9, 2021

Notwithstanding anything to the contrary in the Fund’s prospectus, the second paragraph of the section entitled “Additional Information on the Fund’s Investment Objective and Strategies – Additional Information About the Fund’s Strategy” is hereby deleted in its entirety and replaced with the following:

The Fund’s investments in Private MBS/ABS are subject to the following restrictions: (1) the Fund may not invest more than 50% of its total assets in non-agency residential mortgage-backed securities, non-agency commercial mortgage-backed securities, CLOs, and non-agency asset-backed securities; (2) the Fund may not invest more than 25% of its total assets in non-agency residential mortgage-backed securities; (3) the Fund may not invest more than 25% of its total assets in non-agency commercial mortgage-backed securities and CLOs; and (4) the Fund may not invest more than 25% of its total assets in non-agency asset-backed securities.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS FOR FUTURE REFERENCE